================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 8, 2006

                                  ABATIX CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                    1-10184                75-1908110
  ----------------------------        ------------         -------------------
  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

     2400 Skyline Drive, Suite 400, Dallas, Texas                 75149
     --------------------------------------------               ----------
       (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (214) 381-0322

              8201 Eastpoint Drive, Suite 500, Dallas, Texas 75227
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

       The Registrant hereby furnishes the information set forth in its News Release, dated August 8, 2006, announcing financial results for the second quarter 2006, a copy of which is included as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

99.1 - Press release dated August 8, 2006.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ABATIX CORP.

Date August 8, 2006
                                      /s/ Frank J. Cinatl, IV
                                      ------------------------------------------
                                      Frank J. Cinatl, IV
                                      Vice President and Chief Financial Officer
                                      (Principal Accounting Officer)